Phase 1B/2 Study of AVB500 (High Affinity Inhibitor of GAS6/AXL Path) in Combination with PAC and PLD in Platinum Resistant Recurrent Ovarian Cancer (NCT03639246) Abstract 6602 Authors: B. Monk1, R. Coleman2, K. Moore3, K. Fuh4, L. Bonifacio5, G. McIntyre5, D. Prohaska5, A. Giaccia5, M.J. Baker5, R. Tabibiazar5, M. Bookman6 1Gynecologic Oncology, US Oncology, Phoenix, AZ, United States of America, 2Gynecologic Oncology and Reproductive Medicine, The M. D. Anderson Cancer Center, Houston, TX, United States of America, 3Gynecologic Oncology, Stephenson Cancer Center at the University of Oklahoma, Oklahoma City, OK, United States of America, 4Obstetrics and Gynecology, Washington University School of Medicine In St. Louis, St. Louis, MO, United States of America, 5Clinical Operations, Aravive Inc, Houston, TX, United States of America, 6Gynecologic Oncology, Kaiser Permanente Northern California, San Francisco, CA, United States of America Exhibit 99.1 Company logo

DISCLOSURE SLIDE All authors are either employees of Aravive, Inc. or paid consultants to Aravive, Inc. Company logo

AXL Tyrosine Kinase Promotes Invasion, Metastasis, and Resistance AXL is a member of tyrosine kinases that include Tyro3, AXL, and Mer (TAMs) AXL is activated by a single ligand, growth arrest–specific 6 (GAS6); Mer and Tyro3 can be activated by GAS6 and Protein S 1 Upregulated in many cancers 2, AXL overexpression linked to metastasis 3,4, poor survival 5-7, and drug resistance 8,9 Unusually strong binding affinity between GAS6 and AXL of ~ 30 pM makes development of inhibitors to the pathway challenging 1 1 J Clin Invest. 2017;127(1):183–198. 2 Adv Cancer Res. 2008;100:35–83. 3 Oncogene. 2009;28(39):3442–3455 4 Cancer Res. 2010;70(19):7570–7579 5 Proc Natl Acad Sci U S A. 2006;103(15):5799–5804 6 Ann Diagn Pathol. 2013;17(5):425–429 7 Proc Natl Acad Sci U S A. 2010;107(3):1124–1129 8 Nat Genet. 2012;44(8):852–860 9 Cancer Res. 2013;73(1):331–340 Figure from Clinical Science Apr 01, 2012, 122 (8) 361-368 Company logo chart

GAS6/AXL Signaling Critical in Resistant Metastatic Ovarian Cancer AXL in 0% (0/10) of normal ovarian tissue AXL in 73% (219/297) ovarian tumor samples including low grade serous, endometroid and advanced stage tumors1 Preclinical in vitro 1,2,3 AXL inhibition decreases invasion/migration Preclinical in vivo 1,2,3 AXL inhibition decreases tumor AXL expression correlates with chemoresistance to carboplatin and paclitaxel AXL inhibition improves sensitivity to platinum and taxane therapies 1 Rankin et al, Cancer Res. Oct 1; 70 (19) 2010 2 Divine et al, Oncotarget 7 (47) 2016; Quinn et al, Mol Cancer Ther November 26 2018; Kariolis et al, J Clin Invest. 2017 3 Quinn et al. Mol Cancer Therapeutics 2019 Company logo

AVB500 Inhibits AXL Signaling by Neutralizing GAS6, Sole Ligand for AXL AXL-Fc protein engineered for very high affinity for GAS6 ~200 fold greater than native AXL Favorable safety and PK profile GAS6 not needed by normal tissue GLP preclinical studies demonstrate ≥ 30-fold safety margin (relative to max feasible dose in tox) As biologic, does not compete for metabolism with chemotherapies; facilitates combination with other therapies Small molecules targeting AXL can have off target activities J Clin Invest. 2017;127(1):183–198 Company logo

AVB500 Demonstrated Activity in Multiple Preclinical Platinum-Resistant Ovarian Cancer Models Single agent activity, synergistic with DNA damaging agent in multiple PROC models (OVCAR8 and SKOV3.IP) at 1mg/kg daily, a regimen that suppressed sGAS6 for 24h. Lower doses did not demonstrate same effect. 20-30% cures seen and minimal detectable disease with all mice given combination J Clin Invest. 2017;127(1):183–198 Control AVB500 Dox AVB500 + Dox Control AVB500 Dox AVB500 + Dox Company logo Bar Chart

Serum Biomarker-Guided Dose Escalation in First in Human Study Conducted in Healthy Volunteers *Escalations after independent Data Monitoring Committee review of: 1) Safety, and 2) Target suppression via serum biomarker Single Ascending Dose Repeat Dose 1 mg/kg 2.5 mg/kg 5 mg/kg 10 mg/kg 5 mg/kg weekly x 4 weeks * * * * RESULTS 42 Subjects enrolled No SAEs Well tolerated at all dose levels sGAS6 BLQ at all dose levels with higher doses providing longer suppression PK consistent with Target Mediated Drug Disposition (TMDD) Company logo Chart

PK/PD Model Using Biomarker Data from Healthy Volunteers Guides Dose Selection for Studies in Cancer Patients Healthy Volunteer Data Simulations in HV (top) & OC Pts (bottom) Red dashed line shows 50% target engagement Purple envelope represents 10-90% interval Minimum targets based on modeling: 3720 ng/mL AVB trough BLQ (<2 ng/mL) sGAS6 Simulations assume 3x higher GAS6 in pts HV= healthy volunteers OC= ovarian cancer Company logo bar chart graph

AVB500-OC-002: A P1b Study of AVB-S6-500 in Combination with Single Agent Chemotherapy in Platinum-Resistant Ovarian Cancer AVB500 (AVB; AVB-S6-500): 10 mg/kg q14 days Pegylated liposomal doxorubicin (PLD): 40 mg/m2 d1; 28-day cycle Paclitaxel (Pac): 80 mg/m2 day 1, day 8, day 15; 28-day cycle Key Eligibility Criteria 1-3 prior lines Measurable disease Platinum free interval ≤ 6mo after most recent platinum-containing regimen Adenocarcinoma NOS, high grade endometroid adenocarcinoma, mixed epithelial (≥ 80% high grade serous), high grade serous, or undifferentiated carcinoma ECOG performance status 0-1 AVB + PLD n=6 AVB + Pac n=6 Goals for expansion: Safe & tolerated AVB serum biomarker targets met Expansion Cohort Pac: n = 18 PLD: n = 18 NOS=not otherwise specified ECOG = eastern cooperative oncology group Company logo Bar chart

Distribution of Baseline Characteristics and Prognostic Factors (Efficacy Population) Pac arm (n=6) PLD arm (n=6) Age, years median (min, max) 63.5 (55, 82) 66 (53, 81) Prior lines 1 0 3 (50) 2 5 (83) 2 (33) 3 1 (17) 1 (17) Platinum Free Interval > 3mo 4 (67) 4 (67) < 3mo 2 (33) 2 (33) ECOG 0 5 (83) 4 (67) 1 1 (17) 2 (33) Company logo

First Cycle Safety Data for the First Patients in Each Cohort Number of Subjects With (Safety Population) AVB+Pac (n=6) AVB+PLD (n=7) AE 6 (100) 5 (71.4) SAE 0 0 Dose Limiting Toxicity 0 0 Related AE with G>3 0 0 N=3 had Grade 2 infusion reactions with AVB infusion. A premedication regimen (anti-H2, anti-H1 ± steroid) now used for all pts in C1 per a subsequent protocol amendment. There have been no AVB-related infusion reactions in premedicated patients. Adverse Events (Preferred Term) Experienced During the First Cycle of Treatment by More Than 1 Patient in each Cohort (Safety Population) AVB+Pac (N=6) N (%) AVB+PLD (N=7) N (%) Constipation Nausea Vomiting 2 (33.3) 2 (28.6) 3 (42.9) 2 (28.6) Fatigue 3 (50.0) 2 (28.6) Headache 2 (28.6) Infusion related reaction 2 (28.6) Company logo

First Cycle PK and PD Data for the First 6 Patients in Each Cohort Serum AVB Conc (ng/mL) AVB+PLD AVB+Pac GAS6 concentrations immediately decreased from baseline levels to BLQ in every patient, and remained BLQ throughout the two-week dosing period AVB500 concentrations did not decrease below 3720 ng/mL, the minimally acceptable trough exposure based on PK/PD modeling that incorporated animal and human data from the healthy volunteer clinical study Company logo bar chart

Best Response Determined by Investigator-Assessed RECIST for First 12 Patients Response Rate AVB+PLD 33% AVB+Pac 50% Overall 42% Clinical Benefit 58% * 2 Progressive Disease patients (both in Pac arm) are not shown as CTs were not obtainable at time of progression Green = AVB + Pac Blue = AVB + PLD Company logo Bar chart

Current Average Treatment Duration for Responders is 7 Months = partial response (PR) = progressive disease (PD) Time on Treatment (days) AVB+Pac AVB+PLD 4/5 PRs still ongoing 2 of the 4 continue to receive chemo + AVB 2 of the 4 are currently receiving AVB alone (no more chemotherapy) Company logo bar chart

Conclusions Based on Available Data from the First 12 Patients AVB500 effectively sequesters serum GAS6, the sole ligand for AXL, in platinum-resistant ovarian cancer patients AVB500 administration was not associated with any dose-limiting toxicities nor serious adverse events Infusion reactions mitigated by premedication The efficacy data from these patients show early proof of concept with best overall response rate by Investigator-determined RECIST that is better than historical control Company logo

Next Steps Phase 2 Study Design ClinicalTrials.gov Identifier: NCT03639246 P1b study expanded to Determine ORR data across larger population Continuously update PK/PD model with additional data to identify optimal AVB500 dose Using Model-Informed Drug Development (MIDD) to guide selection of higher AVB doses for evaluation in P1b Seeing preliminary data with lower RR in subsequent patients with higher GAS6 and lower AVB500 troughs Exposure response analysis indicates potential weak correlation with AVB500 trough levels and response Dose that is tolerated and has optimal PK/PD will be investigated in P2 Company logo Chart